DEUTSCHE MORTGAGE SECURITIES, INC.
MORTGAGE LOAN TRUST, SERIES 2003-1                             [GRAPHIC OMITTED]
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NEW ISSUE COMPUTATIONAL MATERIALS
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$[435,000,000] (APPROXIMATE)


DEUTSCHE MORTGAGE SECURITIES, INC.
MORTGAGE LOAN TRUST SERIES 2003-1


DEUTSCHE MORTGAGE SECURITIES, INC.
Depositor


NATIONAL CITY MORTGAGE CO.
HSBC MORTGAGE CORPORATION (USA)

Originators


WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION.
Master Servicer



FEBRUARY 11, 2003
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  This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
  as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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



The analysis in this report is based on information provided by Deutsche Mortgage Securities, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.





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
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DEUTSCHE MORTGAGE SECURITIES, INC. MORTGAGE LOAN TRUST, SERIES 2003-1

Computational Materials: Preliminary Term Sheet
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                          $[435,000,000] (Approximate)
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                                                   TRANSACTION OVERVIEW
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
Offered Certificates:     |X|      Senior, mezzanine and subordinate certificates backed by fixed-rate, first lien,
                                   30-year ("Group I Mortgage Loans") and 15-year ("Group II Mortgage Loans") jumbo mortgage loans. The senior certificates will be issued in two categories: Group I and
                                   Group II Senior Certificates. The Group I Senior Certificates will represent an interest in the Group I Mortgage Loans and the Group II Senior Certificates will represent an interest in the Group II Mortgage Loans. The mezzanine and subordinate certificates will represent an interest in all of the mortgage loans.

Distribution Date:        |X|      25th of each month (or the next business day if such day is not a business day)
                                   commencing in April 2003.

Prepayment Pricing
Speed:                    |X|      300 PSA

Settlement Date:          |X|      On or about March 31, 2003.

Cut-off Date:             |X|      March 1, 2003.

Collateral Description:   |X|      The Mortgage Loans to be included in the trust are expected to have the following principal balances as of the Cut-off Date:

                          |X|      Group I Mortgage Loans with a scheduled outstanding principal balance of approximately
                                   $[295,000,000] (+/- 5%) and

                          |X|      Group II Mortgage Loans with a scheduled
                                   outstanding principal balance of approximately $[140,000,000] (+/-5%).

Credit Enhancement:       |X|      Subordination / Shifting Interest: The mezzanine and subordinate certificates are initially expected to be no less than approximately 2.50% (+/- 0.50%) of the Group I
                                   Mortgage Loans and the Group II Mortgage Loans on a combined basis.

Depositor:                |X|      Deutsche Mortgage Securities, Inc. ("DMSI")

Originators:              |X|      National City Mortgage Co. ("NCMC")
                          |X|      HSBC Mortgage Corporation (USA) ("HSBC")

Master Servicer:          |X|      Wells Fargo Bank Minnesota, National Association ("Wells Fargo")

Subservicers:             |X|      NCMC will provide primary servicing on approximately [55%] of the 15-year loans and approximately [60%] of the 30-year loans.
                          |X|      HSBC will provide primary servicing on approximately [45%] of the 15-year loans and approximately [40%] of the 30 year loans.

Servicing Advances:       |X|      The Sub-servicers will collect monthly payments of principal and interest on the mortgage loans and will be obligated to advance delinquent monthly principal and interest payments. The Sub-servicers will remit such collections and advances to the Master
                                   Servicer on a monthly basis. The Master Servicer will be obligated to make any required delinquency advances if the applicable Sub-servicer fails in its obligation to do so. The Master Servicer and Sub-servicers will be required to advance delinquent payments of principal and interest on the mortgage loans only to the extent such amounts are deemed recoverable. The Master Servicer and Sub-servicers will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Optional                  |X|      If the total outstanding balance of all the mortgage loans on any distribution date is
                                   Termination: less than 10% of their total outstanding principal balance as of the
                                   Cut-off Date, the Master Servicer may repurchase the mortgage loans remaining in the trust, but is not required to do so. If the Master Servicer does repurchase the mortgage loans, the outstanding class principal balance of each class of certificates will be paid in full, together with accrued interest.

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                                                   TRANSACTION OVERVIEW
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Record Date:              |X|      The Record Date for the fixed-rate Offered Certificates will be the last day of the month immediately preceding the month in which the Distribution Date occurs. The
                                   Record Date for the floating-rate Offered Certificates will be the business day immediately preceding the Distribution Date.

Determination Date:       |X|      The Determination Date with respect to any Distribution Date is the [15th] day of the month in which the Distribution Date occurs or, if such day is not a business day, on the immediately preceding business day.
Securities
Administrator:            |X|      Wells Fargo Bank Minnesota, National Association

Trustee:                  |X|      Bank One, National Association

Custodian:                |X|      Wells Fargo Bank Minnesota, National Association

Taxation:                 |X|      One or more REMIC elections will be made for designated portions of the trust
                                   (exclusive of certain shortfall payments).

ERISA Considerations:     |X|      [All] of the Offered Certificates are expected to be ERISA-eligible.

Legal Investment:         |X|      The "AAA" and the "AA" rated Offered Certificates are expected to constitute
                                   "mortgage related securities" for the purposes of the Secondary Mortgage Market
                                   Enhancement Act of 1984 ("SMMEA"). Other classes will not be SMMEA eligible.

Form of Registration:     |X|      Book-entry form through DTC, Clearstream and
                                   Euroclear.

Underwriter:              |X|      Deutsche Bank Securities Inc.
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
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                                                     COLLATERAL SUMMARY
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                                           30 YEAR MORTGAGE POOL                        15 YEAR MORTGAGE POOL
SUMMARY                               COLLATERAL            VARIANCE               COLLATERAL            VARIANCE
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                                      First-lien,                                  First-lien,
                                      Fixed-Rate Jumbo 30                          Fixed-Rate Jumbo 15
Product                               year                                         year

Amount                                $295,000,000          +/- 5%                 $140,000,000          +/- 5%

Gross WAC                             6.300%                +/- 10 bps             5.800%                +/- 10 bps
Servicing Fee                         0.25%                                        0.25%
WAM                                   358 months            +/- 2 months           178 months            +/- 2 months

Weighted Average LTV                  68%                   Max +5%                59%                   Max +5%
Average Balance                       $450,000              +/- $25,000            $450,000              +/- $25,000

Full/Alt Documentation                83%                   Min -5%                86%                   Min -5%

Single Family/PUD                     96%                   Min -5%                96%                   Min -5%
Primary Residence                     97%                   Min -5%                98%                   Min -5%

Weighted Average FICO                 735                   +/- 10                 745                   +/- 10

LTV > 80% and No MI                   0%                                           0%

% State Concentration                 Max 35% California                           Max 40% California

Delivery Variance                     +/- 5%                                       +/- 5%

                                      ---------------------------------------------------------------------------------------
Approximate Subordination (AAA)                                          2.50% (+/- 0.50%)

Expected Rating Agencies (AAA)                                                2 of 3
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FOR ADDITIONAL INFORMATION PLEASE CALL:


BANKING
Steven Katz                                          212-469-3116
Kumarjit Bhattacharyya                               212-469-2589

CMO TRADING
Eric Londa                                           212-469-2669
Felix Partow                                         212-469-2669
Mark Ginsberg                                        212-469-2669



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